UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

Pursuant to Section 13 or 15 (d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 4, 2002
                                                  (February 4, 2002)

                       KIK TECHNOLOGY INTERNATIONAL, INC.
              -----------------------------------------------------
             (Exact name of registrant as specified in its charter)


      California                     000-1109664                 91-2021602
----------------------------       ---------------          --------------------
(State or other jurisdiction       (Commission              (IRS Employer
         of incorporation)            file number)           Identification No.)

590 Airport Road
Oceanside, CA                                                      92054
---------------------------------------                      -------------------
(Address of principal executive offices)                        (Zip Code)

Registrant's telephone number, including area code: (760) 967-2777

                                       N/A
               --------------------------------------------------
          (Former name or former address, if changes since last report)

Copy of Communications to:

                                     Mintmire & Associates
                                     265 Sunrise Avenue, Suite 204
                                     Palm Beach, FL 33480
                                     (561) 832-5696- Telephone
                                     (561) 659-5371-Facsimile



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ITEM 8. CHANGE IN FISCAL YEAR.

     In connection with the share exchange concluded on September 4, 2001, wherein the Company acquired 100% of the issued and outstanding common stock of KIK Technology Inc., a California corporation, the Company's Board of Directors has elected to retain the fiscal year end of the operating subsidiary. Thus, the fiscal year end of the Registrant was changed from December 31 to January 31.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

     None.














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                                   SIGNATURES



     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.



                       KIK TECHNOLOGY INTERNATIONAL, INC.
                                  (Registrant)




Date:    February 4, 2002

                            By: /s/ William Knooihuizen
                            ----------------------------------------------------
                            William Knooihuizen, President and Director

                            By:/s/ Donald P. Dean
                            ----------------------------------------------------
                            Donald P. Dean, Chairman and Secretary

                            By:/s/ Kuldip C. Baid
                            ----------------------------------------------------
                            Kuldip C. Baid, Chief Financial Officer and Director

                            By: /s/ A. Rene Dervaes
                            ----------------------------------------------------
                            A. Rene Dervaes, Jr., Director